                                                                   EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 23, 1997 included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended
April 27, 1997 and to all references to our Firm included in this registration statement.


                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP

Orange County, California
April 30, 1998